Investments	12 Months Ended
Dec. 31, 2025
401(k) Retirement Savings Plan
Investments
Investments

Note 7 – Investments

Plan assets are held in a trust established pursuant to an agreement between the Company and the Trustee.

The Retirement Committee and Trustee direct the investment activities of the trust and have full discretionary authority for the purchase and sale of investments, subject to the participants’ permitted investment elections and certain other specified limitations.

The Trustee maintains a SouthState Bank Corporation Unitized Stock Fund, for the exclusive use of the Plan, to account for the Plan’s interest in SouthState Bank Corporation common stock, plus any undistributed cash to be invested into SouthState Bank Corporation common stock. The Trustee acquires and sells the common stock through a broker-dealer.